Consolidated Statements of Comprehensive Income (Loss) (USD $)	12 Months Ended
Dec. 31, 2011
Net Income (Loss) Attributable to Gyrodyne	$ (1,124,665)
Other Comprehensive income (loss):
Unrecognized actuarial pension gain (loss)	69,046
Unrealized loss on interest rate swap agreement, net	120,602
Other Comprehensive Income (Loss) Attributable to Gyrodyne	189,648
Comprehensive Income (Loss) Attributable to Gyrodyne	(935,017)
Comprehensive Income (Loss)	$ (935,017)